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                                  UNITED STATES
                        SECURITY AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

                                -----------------


                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 14, 2002



                              SARA LEE CORPORATION
               --------------------------------------------------
               (Exact name of registrant as specified in charter)



                           Commission File No: 1-3344



           Maryland                                           36-2089049
           --------                                           ----------
(State or other jurisdiction                               (I.R.S. Employer
       of incorporation)                                  Identification Number)



      Suite 4600, Three First National Plaza, Chicago, Illinois 60602-4260
      --------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (312) 726-2600
                                                           -------------




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Item 4. Changes in Registrant's Certifying Accountant.

On March 14, 2002, Sara Lee Corporation ("Sara Lee") dismissed its independent public accountants, Arthur Andersen LLP ("Andersen") and, on March 18, 2002, Sara Lee retained PricewaterhouseCoopers LLP as its new independent public accountants. The change in accountants was ratified and approved by the Board of Directors of Sara Lee, upon the recommendation of the Audit Committee of the Board of Directors. PricewaterhouseCoopers LLP will review Sara Lee's financial statements for its fiscal quarter ended March 30, 2002, to be included in Sara Lee's Quarterly Report on Form 10-Q for such quarter, and will audit the financial statements of Sara Lee for the fiscal year ending June 29, 2002.

During Sara Lee's two most recent fiscal years, and the subsequent interim periods through March 14, 2002, there were no disagreements between Sara Lee and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter of the disagreement in connection with its reports on Sara Lee's financial statements for such periods.

None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred during Sara Lee's two most recent fiscal years ended June 30, 2001, or during any subsequent interim period through March 14, 2002.

The audit reports issued by Andersen on the consolidated financial statements of Sara Lee as of and for the fiscal years ended July 1, 2000 and June 30, 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. Sara Lee provided Andersen with a copy of the foregoing disclosures, and a letter from Andersen confirming its agreement with these disclosures is attached as Exhibit 16.1 to this report.

During Sara Lee's two most recent fiscal years ended June 30, 2001 and through March 14, 2002, Sara Lee did not consult with PricewaterhouseCoopers LLP with respect to the application of accounting principles to a specified transaction or regarding any of the other matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

Exhibit
Number    Description
-------   -----------

16.1 Letter of Arthur Andersen LLP regarding change in certifying accountant.


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                                   SIGNATURES

     Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           SARA LEE CORPORATION
                                           --------------------
                                           (Registrant)


March 20, 2002                             /s/ Wayne R. Szypulski
                                           ----------------------
                                           Senior Vice President and Controller
                                           (Principal Accounting Officer)

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